UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2006

Alliance One International, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-13684	54-1746567
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(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8001 Aerial Center Parkway Morrisville, NC 27560-8417 (Address of principal executive offices)

(919) 379-4300 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Alliance One International, Inc.

	ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

          Alliance One International, Inc. (the “Company”) today announced that it will move forward the implementation of the succession plan formulated at the time of its merger.  Reflecting the successful completion of the merger integration process, Brian J. Harker, Chairman and Chief Executive Officer, will retire as Chief Executive Officer of the Corporation effective December 31, 2006.  The Board of Directors also confirmed the appointment of Robert E. “Pete” Harrison, currently President and Chief Operating Officer, to succeed Mr. Harker as Chief Executive Officer as of January 1, 2007. Mr. Harker will continue to serve as Chairman of the Board until the Company’s annual meeting in August 2007.

          Mr. Harrison’s employment history and business experience and the material terms of his employment agreement with the Company are described in the Company’s proxy statement for the 2006 annual meeting of shareholders filed with the Securities and Exchange Commission on July 7, 2006, and incorporated by reference herein.

	ITEM 7.01	Regulation FD Disclosure.

          On December 14, 2006, Alliance One International, Inc. issued a press release announcing the retirement of Brian J. Harker, Chairman and Chief Executive Officer and the appointment of Robert E. “Pete” Harrison to succeed Mr. Harker as Chief Executive Officer.  A copy of the press release is attached hereto as Exhibit 99.1.

          The information in this report shall not be deemed to be “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation by reference language contained therein, except as shall be expressly set forth by specific release in such a filing.

	ITEM 9.01	Financial Statements and Exhibits

( c )	Exhibits

	Exhibit No.	Description
	99.1	Press release dated December 14, 2006.

99.2

Description of Mr. Harrison’s employment history and business experience and the material terms of his employment agreement with the Company described in the Company’s proxy statement for the 2006 annual meeting of shareholders filed with the Securities and Exchange Commission on July 7, 2006, and incorporated by reference herein.

Alliance One International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2006	Alliance One International, Inc.
(Registrant)

/s/ Thomas G. Reynolds
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Thomas G. Reynolds Vice President - Controller (Chief Accounting Officer)

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Alliance One International, Inc.

INDEX TO EXHIBITS

Exhibit No.	Description	Page No.

99.1	Press Release, dated December 14, 2006……..………	5

99.2

Description of Mr. Harrison’s employment history and business experience and the material terms of his employment agreement with the Company described in the Company’s proxy statement for the 2006 annual meeting of shareholders filed with the Securities and Exchange Commission on July 7, 2006, and incorporated by reference herein.

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